SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the registrant  |X|

         Filed by a party other than the registrant  |_|

         Check the appropriate box:

         |_|      Preliminary proxy statement

         |X|      Definitive proxy statement

         |_|      Definitive addition materials

         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ACCOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                   ACCOM, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transactions applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                  (4)  Proposed maximum aggregate value of transaction:

                  (5)  Total fee paid:

         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)  Amount previously paid:

                  (2)  Form, schedule or registration statement no.:

                  (3)  Filing party:

                  (4)  Date filed:


---------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   ACCOM, INC.
                               1490 O'Brien Drive
                              Menlo Park, CA 94025

Dear Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") which will be held on Tuesday, February 17, 1998, at 10:00 a.m., local time, at the Company's principal executive offices in Menlo Park, California.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) the election of four directors of the Company and (ii) the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ended September 30, 1998.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

         After reading the Proxy Statement, please mark, date, sign and return, if possible by no later than February 10, 1998, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Accom, Inc. 1997 Annual Report on Form 10-K is also enclosed.

         We look forward to seeing you at the Annual Meeting.


                                             Sincerely yours,

                                             Junaid Sheikh
                                             Chairman of the Board of Directors,
                                                President and Chief Executive
                                                Officer


Menlo Park, California
January 19, 1998

--------------------------------------------------------------------------------
                                    IMPORTANT

Please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that if you are unable to attend the Annual Meeting, your shares may be voted.
--------------------------------------------------------------------------------

                                   ACCOM, INC.


                -------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 17, 1998
                -------------------------------------------------


         The Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") will be held at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, February 17, 1998, at 10:00 a.m., for the following purposes:

         1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees are Junaid Sheikh, Lionel M. Allan, Thomas E. Fanella, and David
                  A. Lahar.

         2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending September 30, 1998.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is January 5, 1998. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.


                                             By Order of the Board of Directors,

                                             William W. Ericson,
                                             Secretary

Menlo Park, California
January 19, 1998

                                   ACCOM, INC.


                -------------------------------------------------
                                 PROXY STATEMENT
                -------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Accom, Inc., a Delaware corporation, with principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025 ("Accom" or the "Company"), to be voted upon at the Annual Meeting of Stockholders on Tuesday, February 17, 1998 (the "Annual Meeting") and at any adjournment or adjournments thereof.

         These proxy materials were first mailed to stockholders on or about January 21, 1998.


                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.


                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of such proxy by providing written notice of such revocation to the Secretary of the Company at its offices at 1490 O'Brien Drive, Menlo Park, California 94025, or by providing a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


                             VOTING AND SOLICITATION

         Stockholders of record at the close of business on January 5, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 6,669,671 shares of Common Stock outstanding and entitled to vote and approximately 1,240 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

         The Annual Report on Form 10-K of the Company for the year ended September 30, 1997 has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


                -------------------------------------------------
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
                -------------------------------------------------

         At the Annual Meeting, four (4) directors will be elected by the stockholders to serve until the next Annual Meeting and until their successors are elected and qualified, or until their death, resignation or removal. The Board of Directors will vote all proxies received by them IN FAVOR OF the four
(4) nominees listed below unless otherwise instructed in writing on such proxy. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who will be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

         The four nominees receiving the highest number of votes in person or by proxy at the Annual Meeting will be elected as directors.

Information with Respect to Nominees

         Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company and their ages as of December 31, 1997:

Nominees                                  Position(s) with the Company             Age
--------                                  ----------------------------             ---
Junaid Sheikh..........................   Chairman of the Board; President;        44
                                          Chief Executive Officer
Lionel M. Allan........................   Director                                 54
Thomas E. Fanella......................   Director                                 50
David A. Lahar.........................   Nominee for Director                     40


Business Experience of Board Nominees

         Junaid Sheikh has served as the Chairman of the Company's Board of Directors since June 1988 and as the Company's President and Chief Executive Officer since November 1991. Mr. Sheikh was also the President and Chairman of the Board of Directors of Axial Systems Corporation, a maker of on-line editing systems, from May 1990 to October 1991.

         Lionel M. Allan has served on the Company's Board of Directors since April 1995. For more than the past five years, Mr. Allan has been President of Allan Advisors, Inc., a legal consulting firm.

Mr. Allan also is a director and past Chairman of the Board of KTEH Public Television Channel 54 in San Jose, California, a director of Global Motorsport Group, Inc., a motorcycle products company, and a director of Catalyst Semiconductor, Inc., a semiconductor company.

         Thomas E. Fanella has served on the Company's Board of Directors since March 1997. Since August 1988, Mr. Fanella has been President and Chief Executive Officer of KTEH Public Television Channel 54 in San Jose, California. Mr. Fanella is also a director of the Catholic Television Network, the Pacific Mountain Network and the Silicon Valley Forum.

         David A. Lahar is standing for election to the Company's Board of Directors. Since September 1992, Mr. Lahar has been a Managing Director of EOS Capital, Inc., an investment, venture capital and consulting firm. From 1992 to June 1996, Mr. Lahar was the President of Aurora Electronics, Inc. ("Aurora"), a company which he co-founded and which is a provider of spare parts distribution services and electronics recycling and recovery services to computer manufacturers and field service providers. Mr. Lahar remains a director of Aurora. From 1986 to 1992, Mr. Lahar was a Managing Director in the Investment Banking Division of PaineWebber Incorporated.

         The Company currently has authorized four directors. Each director is elected for a period of one year at the Company's annual meeting of stockholders and serves until the next annual meeting or until his successor is duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company. Except for grants of stock options, directors are not compensated for their services as directors.

Board Meetings and Committees

         The Board of Directors held a total of nine meetings during the year ended September 30, 1997. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees on which such directors served and that were held during the period that such individual was a member of the Board of Directors.

         In connection with the Company's initial public offering, in 1995 the Board established the Audit Committee, which reviews the Company's annual audit and meets with the Company's independent auditors to review the Company's internal accounting controls and financial management practices. This Committee currently consists of Messrs. Allan and Fanella, and if Mr. Lahar is elected to the Board of Directors, it is expected that the Committee will consist of Messrs. Lahar and Fanella. The Audit Committee held two meetings during the fiscal year ended September 30, 1997.


                -------------------------------------------------
                                 PROPOSAL NO. 2

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS
                -------------------------------------------------

         The firm of Ernst & Young LLP served as independent auditors for the Company for the fiscal year ended September 30, 1997. The Board of Directors has selected that firm to continue in this capacity for the current fiscal year. The Company is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors, to audit the accounts and records of the Company for the year ending September 30, 1998, and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and if he or she so desires, will be given an opportunity to make a brief statement.

         The Board of Directors recommends a vote IN FAVOR OF the ratification of the selection of Ernst & Young LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Board of Directors will reconsider such selection. Under all circumstances, the Board of Directors retains the corporate authority to change the auditors at a later date.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of the Board of Directors

         The Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers and other key executives and has the sole and exclusive authority to administer the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan") under which grants may be made to such individuals. Until September 15, 1996, such functions were performed by the Compensation Committee of the Board and are now performed by the full Board of Directors.

General Compensation Policy.

         Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals for the Company or the executive and (iii) long-term stock-based incentive awards that are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

         Base Salary

         The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he has responsibility, the compensation levels at companies that compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is reevaluated each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

         Cash-Based Incentive Compensation

         Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

         Long-Term Incentive Compensation

         The Company has utilized the Stock Option Plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors takes into account each individual's position with the Company and his existing holdings of unvested options.

         Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

CEO Compensation

         In setting the compensation payable during fiscal 1997 to the Company's Chief Executive Officer, Junaid Sheikh, the Board of Directors used the same factors as described above for the executive officers. The Board established a combination compensation package for Mr. Sheikh, including a base salary and stock option grants in line with those received by other executives of comparably-sized companies in similar industries.

Report on Repriced Stock Options

         In February 1997, the Board of Directors determined that it was in the best interest of the Company to offer to reprice the then-existing stock options of the Company with exercise prices in excess of the then-current fair market value of the Company's Common Stock. Included in the repricing actions were options held by the Company's executive officers and directors.

         The objectives of the Stock Option Plan are to promote the interests of the Company by providing employees, certain directors, and certain consultants or independent contractors an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. It was the view of the Board of Directors that stock options with exercise prices substantially above the current market price of the Company's Common Stock were viewed negatively by most optionees of the Company, and provided little, if any, equity incentive to the optionees. The Board thus concluded that such option grants seriously undermined the specific objectives of the Stock Option Plan and should properly be repriced. In making this decision, the Board also considered the fairness of such a determination in relation to other stockholders. In the opinion of the Board, the stockholders' long-term best interests were clearly served by the retention and motivation of optionees.

         In this context, the Board decided that effective February 18, 1997 (the "Grant Date") all optionees holding stock options with exercise prices in excess of the fair market value of the Company's Common Stock should receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $1.3125 per share, the fair market value of the Company's Common Stock on the Grant Date. The Company completed this repricing through a one-for-one stock option exchange of "underwater" stock options for all optionees. The new options were subject to the same vesting schedule as the canceled options. The exchange was completed in March 1997.

         It is the opinion of the Board of Directors that this program helped build optionee morale and provided new incentives for the Company's employees and management.


                             The Board of Directors

                                  Junaid Sheikh
                                 Lionel M. Allan
                                Thomas E. Fanella
                                Robert L. Wilson


Compensation Committee Interlocks and Insider Participation

         No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors. Mr. Sheikh, Chairman of the Board of Directors, is also President and Chief Executive Officer of the Company. Mr. Wilson was until April 1997 the Company's Executive Vice President, Chief Operating Officer and Chief Financial Officer. Both Mr. Sheikh and Mr. Wilson participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Stock Performance Graph

         The following graph shows a comparison of cumulative total stockholder returns for the Company, the NASDAQ Total Return Index, and the Hambrecht & Quist Technology Index for the period commencing September 26, 1995, the date of the initial public offering of the Company's Common Stock, to the last day of the Company's fiscal year ended September 30, 1997.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                    9/26/95     9/30/95     9/30/96     9/30/97
                                    -------     -------     -------     -------
Accom, Inc.                          $100       $ 97.22     $ 22.22     $ 29.17
NASDAQ Total Return Index            $100       $100.55     $119.31     $163.79
Hambrecht & Quist Technology Index   $100       $101.14     $111.02     $165.53


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Board of Directors on Executive Compensation and Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

Summary of Cash and Certain Other Compensation

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the fiscal year ended September 30, 1997 was in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company for that fiscal year.

                                                   SUMMARY COMPENSATION TABLE


                                                                              Annual                  Long-Term
                                                                            Compensation            Compensation
                                                                     --------------------------       -----------    ---------------
                                                      Fiscal
                                                        Year                                          Securities
                                                        Ended                                         Underlying       All Other
Name and Present Principal Position                    Sept. 30      Salary($)      Bonus($)(1)       Options(#)*    Compensation($)
-----------------------------------                    --------      ---------      -----------       -----------    ---------------
Junaid Sheikh ..................................         1997        $149,220        $      0          87,286(2)       $   866(3)
  President, Chief Executive                             1996        $159,644        $      0         137,286(4)       $ 2,266(3)
  Officer and Chairman of the Board                      1995        $154,992        $ 14,499           4,166          $   909(3)


Paul G. Hansil (5) .............................         1997        $140,400        $ 23,000         138,333(6)       $   351(7)
  Senior Vice President, Sales                           1996        $140,436        $      0         113,333(8)       $   369(7)
  and Marketing                                          1995        $102,917        $ 19,500          62,500          $47,970(9)


Ian Craven .....................................         1997        $130,000        $  5,000          58,125(10)      $   351(3)
  Senior Vice President, Engineering                     1996        $129,000        $      0          33,125(11)      $ 1,203(3)
                                                         1995        $125,000        $ 12,500           3,125          $   610(3)


Donald Petersen ................................         1997        $111,416        $  5,000          75,833(12)      $   330(7)
  Vice President, Manufacturing                          1996        $105,502        $      0          50,833(13)      $   347(7)
                                                         1995        $100,869        $ 10,087          20,833          $   334(7)


Lance E. Kelson ................................         1997        $114,400        $ 12,000          33,125(15)      $   381(3)
  Former Vice President, Virtual Studios (14)            1996        $113,300        $      0          23,125(16)      $   981(3)
                                                         1995        $108,334        $ 10,833           3,125          $   536(3)

-----------

* Includes options repriced in the fiscal years ending September 30, 1996 and 1997.

(1)  Represents bonus compensation earned in such fiscal year.

(2) Represents options to purchase 87,286 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share. See "Option Grants in Last Fiscal Year" below.

(3) Represents standard life insurance and key man insurance premiums paid by the Company for the benefit of the Named Officer.

(4) Includes options to purchase 54,166 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(5)  Mr. Hansil joined the Company in April 1995.

(6) Includes options to purchase 98,333 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share. See "Option Grants in Last Fiscal Year" below.

(7) Represents standard life insurance premiums paid by the Company for the benefit of the Named Officer.

(8) Includes options to purchase 98,333 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(9) Represents $334 in standard life insurance premiums paid by the Company for the benefit of the Named Officer and $47,636 in relocation expenses.

                                      -8-



(10) Includes options to purchase 18,125 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share. See "Option Grants in Last Fiscal Year" below.

(11) Includes options to purchase 18,125 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(12) Includes options to purchase 35,833 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share. See "Option Grants in Last Fiscal Year" below.

(13) Includes options to purchase 35,833 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(14) Prior to August 1996, Mr. Kelson served as Vice President, Product Planning. Mr. Kelson left the Company in October 1997.

(15) Includes options to purchase 13,125 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share. See "Option Grants in Last Fiscal Year" below.

(16) Includes options to purchase 13,125 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

Option Grants

         The  following  table  provides  information  with respect to the stock option grants made during the year ended  September 30, 1997 under the Company's
1995  Stock  Option/Stock   Issuance  Plan  to  the  Named  Officers.  No  stock
appreciation rights were granted to these individuals during such fiscal year.

                                           OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               Potential Realizable
                                                                                             Value at Assumed Annual
                                                                                                  Rate of Stock
                                                                                                Price Appreciation
                                            Individual Grants                                    for Option Term
                           --------------------------------------------------------          ------------------------

                                             % of Total
                                               Options
                                             Granted to
                                              Employees       Exercise
                             Options             in           Price (2)     Expiration
Name                       Granted(1)        Fiscal Year      ($/share)        Date          5% ($)(3)     10% ($)(3)
----                       ----------        -----------      ---------        ----          ---------     ----------
Junaid Sheikh               4,166(4)             N/A            $1.3125       2/18/07           3,445           8,694
                           50,000(4)             N/A            $1.3125       2/18/07          41,345         104,345
                           33,120(4)             N/A            $1.3125       2/18/07          27,387          69,118

Donald Petersen            40,000               5.5%            $1.25         3/14/07          31,500          79,500
                           20,833(4)             N/A            $1.3125       2/18/07          17,227          43,476
                           15,000(4)             N/A            $1.3125       2/18/07          12,404          31,304

Paul G. Hansil             40,000               5.5%            $1.25         3/14/07          31,500          79,500
                           15,000(4)             N/A            $1.3125       2/18/07          12,404          31,304
                           20,833(4)             N/A            $1.3125       2/18/07          17,227          43,476
                           62,500(4)             N/A            $1.3125       2/18/07          51,681         130,431

Ian Craven                 40,000               5.5%            $1.25         3/14/07          31,500          79,500
                            3,125(4)             N/A            $1.3125       2/18/07           2,584           6,522
                           15,000(4)             N/A            $1.3125       2/18/07          12,404          31,304

Lance E. Kelson            20,000               2.7%            $1.25         3/14/07          15,750          39,750
                            3,125(4)             N/A            $1.3125       2/18/07           2,584           6,522
                           10,000(4)             N/A            $1.3125       2/18/07           8,269          20,869

---------------
(1) Each option is currently exercisable, and unless otherwise footnoted, the shares issuable thereunder are subject to a repurchase right of the Company, which expires in five equal and successive annual installments upon the optionee's completion of each year of service with the Company measured from the grant date. However, the shares of Common Stock purchased subject to a right of repurchase will immediately vest in full in the event the Company is acquired by a merger, consolidation or asset sale,

                                      -10-



     except to the extent the Company's repurchase right with respect to those shares are to be assigned to the acquiring entity. The Board of Directors also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(3) Disclosure of the 5% and 10% assumed annual rates of compounded stock price appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Company's Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4)  Represents   option  granted  in  February  1997  in  connection  with  the cancellation of an existing outstanding option with an exercise price in excess of $1.3125 per share. See "Ten-Year Option/SAR Repricings" below.


Option Exercises and Holdings

         The table below sets forth information concerning the exercise of options during the fiscal year ended September 30, 1997 and unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were exercised during such fiscal year or outstanding as of the end of that fiscal year.

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FISCAL YEAR-END OPTION VALUES


                                                                           Number
                                                                             of                            Value of
                                                                    Securities Underlying                 Unexercised
                                                                         Unexercised                     In-the-Money
                             Shares            Aggregate                 Options at                       Options at
                          Acquired On       Value Realized             Fiscal Year End                Fiscal Year End (1)
Name                        Exercise             ($)              Exercisable/Unexercisable        Exercisable/Unexercisable
----                   -----------------  ------------------   ------------------------------   ------------------------------
Junaid Sheikh                  0                  $0                      87,286/0                     $114,781/$0

Donald Petersen              16,666             $33,665                   77,916/0                     $106,517/$0

Paul G. Hansil                 0                  $0                     138,333/0                     $184,062/$0

Ian Craven                     0                  $0                      58,125/0                     $ 75,527/$0

Lance E. Kelson                0                  $0                      33,125/0                     $ 44,727/$0

                                                              -11-



(1) Market price at fiscal year end ($2.625) less exercise price. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the NASDAQ Stock Market on September 30, 1997.


         Ten-Year Option/SAR Repricings

         The following table sets forth certain information as of September 30, 1997 with respect to the repricing of certain stock options held by the Company's executive officers.


                                                     Number of         Market                                   Length of
                                                     Securities       price of       Exercise                    original
                                                     underlying       stock at       price at                  option term
                                                      options         time of         time of        New       remaining at
                                                    repriced or     repricing or   repricing or    exercise      date of
                                                      amended        amendment       amendment      price      repricing or
                Name                     Date           (#)             ($)             ($)          ($)        amendment
------------------------------------- ------------ --------------- --------------- -------------- ----------- ---------------
Junaid Sheikh (1)..................     2/18/97         4,166         $1.3125          $3.25       $1.3125      9.2 years
   President, Chief Executive           2/18/97        50,000         $1.3125          $3.25       $1.3125      9.2 years
   Officer and Chairman                 2/18/97        33,120         $1.3125          $1.88       $1.3125      9.2 years
   of the Board                         4/23/96         4,166         $3.25            $4.80       $3.25        8.75 years
                                        4/23/96        50,000         $3.25            $5.75       $3.25        9.75 years

Paul G. Hansil (1).................     2/18/97        20,833         $1.3125          $3.25       $1.3125      9.2 years
   Senior Vice President,               2/18/97        62,500         $1.3125          $3.25       $1.3125      9.2 years
   Sales and Marketing                  2/18/97        15,000         $1.3125          $3.25       $1.3125      9.2 years
                                        4/23/96        20,833         $3.25            $4.80       $3.25        8.92 years
                                        4/23/96        62,500         $3.25            $4.80       $3.25        8.92 years
                                        4/23/96        15,000         $3.25            $5.75       $3.25        9.75 years

Ian Craven (1).....................     2/18/97         3,125         $1.3125          $3.25       $1.3125      9.2 years
   Senior Vice President,               2/18/97        15,000         $1.3125          $3.25       $1.3125      9.2 years
   Engineering                          4/23/96         3,125         $3.25            $4.80       $3.25        8.75 years
                                        4/23/96        15,000         $3.25            $5.75       $3.25        9.75 years

Lance E. Kelson (1)................     2/18/97         3,125         $1.3125          $3.25       $1.3125      9.2 years
   Former Vice President,               2/18/97        10,000         $1.3125          $3.25       $1.3125      9.2 years
   Virtual Studios                      4/23/96         3,125         $3.25            $4.80       $3.25        8.75 years
                                        4/23/96        10,000         $3.25            $5.75       $3.25        9.75 years

Donald W. Petersen (1) ............     2/18/97        20,833         $1.3125          $3.25       $1.3125      9.2 years
   Vice President, Manufacturing        2/18/97        15,000         $1.3125          $3.25       $1.3125      9.2 years
                                        4/23/96        20,833         $3.25            $4.80       $3.25        8.75 years
                                        4/23/96        15,000         $3.25            $5.75       $3.25        9.75 years

-------------------
(1) In order to reincentivize certain of its employees, in April 1996 the Compensation Committee of the Board of Directors approved an option exchange for all employees holding options with an exercise price in excess of $3.25 entitling each such employee to cancel their outstanding options in exchange for new options with an exercise price of $3.25 per share, the fair market value of the Company's stock on the date of the Committee's approval. Similarly, in February 1997, in order to reincentivize its employees after a

                                      -12-



     restructuring in January 1997, the Board of Directors approved an option exchange for all employees holding options with an exercise price in excess of $1.3125 entitling each such employee to cancel their outstanding options in exchange for new options with an exercise price of $1.3125 per share, the fair market value of the Company's stock on the date of Board approval. In both the April 1996 and February 1997 repricings, the new options were subject to the same vesting schedule as the canceled options, including the same original vesting commencement date.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires such individuals to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required to furnish the Company with copies of all such reports they file.

         Based upon the copies of those reports furnished to the Company and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) for the year ended September 30, 1997 were met in a timely manner by executive officers, Board members and greater than ten percent (10%) stockholders.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         El Dorado Ventures is entitled to certain registration rights with respect to the Company's Common Stock owned by it. See "Common Stock Ownership of Certain Beneficial Owners and Management."

         The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into indemnification agreements with its officers and directors.

             COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of December 17, 1997 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer of the Company, and (iv) all current directors and executive officers as a group.

                     Name and Address,
                      if Required, of                                     Shares                    Percent of Shares
                      Beneficial Owner                          Beneficially Owned (1)(2)       Beneficially Owned (1)(2)
                      ----------------                          -------------------------       -------------------------
El Dorado Ventures and affiliated entities (3)............              1,322,061                         19.9%
    20300 Stevens Creek Boulevard
    Suite 395
    Cupertino, CA 95014

Junaid Sheikh (4).........................................                997,619                         14.8%
    1490 O'Brien Drive
    Menlo Park, CA 94025

AWM Investment Company and affiliates (5) ................                742,100                         11.2%
    153 East 53rd Street, 51st Floor
    New York, NY 10022

Lance E. Kelson (6).......................................                270,780                          4.1%

Ian Craven (7)............................................                133,781                          2.0%

Cal R. Hoagland (8).......................................                 70,000                          1.0%

Paul G. Hansil (9)........................................                138,333                          2.0%

Donald G. Petersen (10)...................................                 77,916                          1.2%

Lionel M. Allan (11)......................................                 66,222                           *

Thomas E. Fanella (12)....................................                 10,000                           *

David A. Lahar............................................                      0                           *

Robert L. Wilson (13).....................................                156,214                          2.2%

All executive officers and directors as a group
    (8 persons) (14)......................................              1,629,985                         22.5%


----------

*    Less than one percent (1%).

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by such person.

                                      -14-



(2) The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options which may be exercised within 60 days after December 17, 1997. Shares issuable pursuant to such options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.

(3) Reflects share ownership as of December 23, 1997, based on the Company's records. Includes 73,621 shares of Common Stock owned by El Dorado Technology II, L.P.; 13,050 shares of Common Stock owned by El Dorado C&L Fund, L.P.; 7,281 shares of Common Stock owned by El Dorado Technology IV, L.P.; 571,138 shares of Common Stock owned by El Dorado Ventures; and 656,971 shares of Common Stock owned by El Dorado Ventures III, L.P. Such information is based upon the Company's knowledge after investigation, but without independent confirmation from such entities.

(4) Includes 87,286 shares issuable upon currently exercisable options held by Mr. Sheikh, 42,499 of which shares are currently subject to a repurchase right of the Company. Also includes 910,333 shares owned indirectly by Mr. Sheikh and Mr. Sheikh's wife as Trustees of the Sheikh Revocable Trust.

(5) Such shares are beneficially owned by AWM Investment Company ("AWM") and Austin W. Marxe, the primary owner of and the President and Chief Executive Officer of AWM. Austin W. Marxe is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM. Such information is based upon the Company's knowledge after investigation, but without independent confirmation from AWM or Mr. Marxe.

(6) Includes 33,125 shares issuable upon currently exercisable options held by Mr. Kelson, 29,875 of which shares are currently subject to a repurchase right of the Company.

(7) Includes 58,125 shares issuable upon currently exercisable options held by Mr. Craven, 53,875 of which shares are currently subject to a repurchase right of the Company.

(8) Represents 70,000 shares issuable upon currently exercisable options held by Mr. Hoagland, all of which shares are currently subject to a repurchase right of the Company.

(9) Represents shares issuable upon currently exercisable options held by Mr. Hansil, 89,500 of which shares are currently subject to a repurchase right of the Company.

(10) Represents 77,916 shares issuable upon currently exercisable options held by Mr. Petersen, 60,332 of which shares are subject to a repurchase right of the Company.

(11) Includes 53,350 shares issuable upon currently exercisable options held by Mr. Allan, 23,749 of which shares are subject to a repurchase right of the Company. Also includes 12,456 shares owned indirectly by Mr. Allan as the beneficiary of the Allan Advisors, Inc. Profit Sharing Plan FBO Lionel M. Allan.

(12) Represents shares issuable upon currently exercisable options held by Mr. Fanella, all of which shares are currently subject to a repurchase right of the Company.

(13) Includes 136,314 shares issuable upon currently exercisable options held by Mr. Wilson, none of which are subject to a repurchase right of the Company. Also includes 1,000 shares held by Mr. Wilson's wife.

(14) Includes 641,124 shares issuable upon currently exercisable options. See Footnotes (4), (6) - (13).

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matter set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.


                              STOCKHOLDER PROPOSALS

         Under the present rules of the Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be September 21, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.


                           INCORPORATION BY REFERENCE

         According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

         "Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the year ended September 30, 1997.


                        ADDITIONAL INFORMATION AVAILABLE

         THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF CAL HOAGLAND, VICE PRESIDENT, FINANCE, AND CHIEF FINANCIAL OFFICER AT ACCOM, INC., 1490 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025, OR TELEPHONED TO (650) 328-3818.


                                             By Order of the Board of Directors,


                                             William W. Ericson
                                             Secretary


Dated: January 19, 1998

                                                                      Appendix A


                                      PROXY

                                   ACCOM, INC.
                Annual Meeting of Stockholders, February 17, 1998

   This Proxy is solicited on behalf of the Board of Directors of Accom, Inc.


  The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on February 17, 1998 and the Proxy Statement and appoints Junaid Sheikh and Cal R. Hoagland, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accom, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, February 17, 1998 at 10:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personnaly present thereat. The shares represented by this Proxy shall be voted in the following matter:

1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

     [ ] FOR all the nominees listed below (except as indicated).

     [ ] WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

       JUNAID SHEIKH, LIONEL M. ALLAN, THOMAS E. FANELLA, DAVID A. LAHAR

2. To ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 1998.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                    (Continued and to be signed on reverse side)

      (Continued from other side)


3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.


                                        Please  print  the name(s) appearing on
                                        each share certificate(s) over which you have voting authority:

                                        ________________________________________
                                            (Print name(s) on certificate)


                                        Please sign your name(s): ______________


                                        ________________________________________
                                              (Authorized Signature(s)


                                        Date: __________________________________